UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 13, 2022
T-MOBILE US, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-33409	20-0836269
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
12920 SE 38th Street
Bellevue, Washington
(Address of principal executive offices)
98006-1350
(Zip Code)
Registrant’s telephone number, including area code: (425) 378-4000
(Former Name or Former Address, if Changed Since Last Report):
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TMUS	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
On April 15, 2022, T-Mobile US, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) with the U.S.
Securities and Exchange Commission (“SEC”) to report that, on April 13, 2022, the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company had dismissed PricewaterhouseCoopers LLP (“PwC”) and engaged Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, each effective immediately after the Company files its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022 with the SEC.

This Amendment No. 1 to the Current Report on Form 8-K/A amends the Original 8-K to update the disclosures contained in the Original 8-K, and to confirm, as noted in Item 4.01 below, that PwC’s dismissal as the Company’s independent registered public accounting firm and the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, each became effective on May 6, 2022.

Item 4.01 — Changes in Registrant’s Certifying Accountant.
On May 6, 2022, PwC’s dismissal as the Company’s independent registered public accounting firm and the engagement of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, each became effective, immediately after the Company filed its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022 with the SEC.

PwC’s reports on the Company’s consolidated financial statements and the effectiveness of internal control over financial reporting, which were included in the Company’s Annual Reports on Form 10-K for the fiscal years ended December 31, 2021 and 2020, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2021 and 2020, and the subsequent interim period through May 6, 2022, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in PwC’s reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided PwC with a copy of the foregoing disclosures and requested that PwC furnish a letter addressed to the SEC stating whether or not it agrees with the foregoing disclosures. A copy of PwC’s letter, dated May 6, 2022, is filed as Exhibit 16.1 hereto.

During the fiscal years ended December 31, 2021 and 2020, and the subsequent interim period through May 6, 2022, neither the Company nor anyone on its behalf has consulted with Deloitte regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K; or (iii) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 — Financial Statements and Exhibits.
(d) Exhibits:

Exhibit	Description
16.1	Letter of PricewaterhouseCoopers LLP, dated May 6, 2022
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-MOBILE US, INC.

May 6, 2022	/s/ Peter Osvaldik
Peter Osvaldik Executive Vice President and Chief Financial Officer